UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant    ☒
Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule §240.14a-12

Eagle Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐ ☐	Fee paid previously with preliminary materials Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0–11

On April 3, 2026, Eagle Bancorp, Inc. (the “Company”) sent a letter to shareholders of the Company, a copy of which is attached hereto as Exhibit 1 and incorporated herein by reference.

Important Additional Information and Where to Find It

Eagle Bancorp, Inc. (the “Company”) has filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) and a WHITE proxy card with respect to its solicitation of proxies for the Company’s 2026 Annual Meeting of Shareholders (including any adjournment, postponement or rescheduling thereof, the “Annual Meeting”). The Definitive Proxy Statement contains important information about the matters to be voted on at the Annual Meeting. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY HAS FILED OR WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MATTERS TO BE VOTED ON AT THE ANNUAL MEETING. Shareholders will be able to obtain free copies of these documents, and other documents filed with the SEC by the Company, through the website maintained by the SEC at www.sec.gov. In addition, shareholders will be able to obtain free copies of these documents from the Company by going to the Company’s Investor Relations page on its website at https://ir.eaglebankcorp.com/sec-filings/documents/default.aspx.

Participant Information

The Company, its directors and director nominees (Matthew D. Brockwell, Steven J. Freidkin, Theresa G. LaPlaca, A. Leslie Ludwig, Louis P. “Pete” Mathews Jr., Trevor Montano, Kristen J. Pederson, Susan G. Riel, James A. Soltesz, Benjamin M. Soto and Theodore A. Wilm), and certain of its executive officers and employees (Evelyn K. Lee, Eric R. Newell, Ryan A. Riel and Paul Saltzman) are deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s shareholders in connection with the matters to be considered at the Annual Meeting. Information about the compensation of our named executive officers and our non‑employee directors is set forth in the sections titled “Executive Compensation Tables” and “Director Compensation” in the Definitive Proxy Statement, commencing on pages 50 and 27, respectively, and is available here. Information regarding the participants’ holdings of the Company’s securities can be found in the section titled “Voting Securities and Principal Shareholders” in the Definitive Proxy Statement commencing on page 10, and is available here.

Exhibit 1
Dear Fellow Shareholders,

The past three years tested EagleBank’s resiliency as we navigated a difficult commercial real estate environment and a volatile and evolving economic landscape.

Over the course of 2025, we implemented our strategic plan and took deliberate action to address asset quality, reduce loan concentrations, and diversify our asset mix and funding base. Our decisions and actions are gaining traction and are reflected in improved asset quality metrics in the fourth quarter of 2025 and growth of commercial and industrial relationships. We are building momentum and are confident that, as we continue to execute our strategy we can deliver consistent earnings and improved returns.

Our confidence is grounded in our competitive advantages. In addition to our best-in-class capital levels and robust liquidity position, we have a leading position in the attractive Washington, D.C. metropolitan area, supported by deep local market knowledge and longstanding customer relationships. The recent merger of a large community bank has created an opportunity for EagleBank to expand our presence and attract new clients seeking stability, responsiveness, and local decision-making. We are confident that our ability to move quickly and deliver tailored solutions to middle-market businesses will continue to differentiate us in a competitive market and, in turn, support sustainable profitability and long-term growth.

With EagleBank in a stronger position, we announced in November 2025 the planned retirement of our President and CEO, Susan Riel. During her tenure, Eagle has grown into one of the region’s premier community banks, and we are confident that the strong foundation she helped establish will position the Company for durable long-term value creation.

Coinciding with our leadership transition, we have also been reshaping the Board. In September 2025, we added two new independent directors, Kris Pederson and Ted Wilm, strengthening the Board’s banking and financial expertise. This year’s slate of director nominees also includes Trevor Montano — an active member of the Northern Virginia community, a professional investor, experienced bank board member, Eagle shareholder and former Chief Investment Officer of the U.S. Treasury. Trevor’s nomination reflects our commitment to maintaining a constructive dialogue with our shareholders and ensuring the Board has the experience and alignment required for EagleBank’s success.

The franchise is strong and well positioned, the balance sheet has been fortified, leadership succession is well underway, and the Board is stronger and more aligned with shareholders. As we transition to new leadership and continue to build long-term shareholder value, we appreciate your continued trust.

As always, we thank you for your investment and continued support and look forward to continuing our constructive dialogue with our shareholders. I encourage you to review the enclosed proxy materials and to support our momentum with a vote for our board candidates at this year’s annual meeting.

Sincerely,

James Soltesz
Independent Chair of the Board

Corporate Headquarters, 7500 Old Georgetown Road, Bethesda, MD 20814

Important Additional Information and Where to Find It
Eagle Bancorp, Inc. (the “Company”) has filed with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) and a WHITE proxy card with respect to its solicitation of proxies for the Company’s 2026 Annual Meeting of Shareholders (including any adjournment, postponement or rescheduling thereof, the “Annual Meeting”). The Definitive Proxy Statement contains important information about the matters to be voted on at the Annual Meeting. SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY HAS FILED OR WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MATTERS TO BE VOTED ON AT THE ANNUAL MEETING. Shareholders will be able to obtain free copies of these documents, and other documents filed with the SEC by the Company, through the website maintained by the SEC at www.sec.gov. In addition, shareholders will be able to obtain free copies of these documents from the Company by going to the Company’s Investor Relations page on its website at https://ir.eaglebankcorp.com/sec-filings/documents/default.aspx.
Participant Information
The Company, its directors and director nominees (Matthew D. Brockwell, Steven J. Freidkin, Theresa G. LaPlaca, A. Leslie Ludwig, Louis P. “Pete” Mathews Jr., Trevor Montano, Kristen J. Pederson, Susan G. Riel, James A. Soltesz, Benjamin M. Soto and Theodore A. Wilm), and certain of its executive officers and employees (Evelyn K. Lee, Eric R. Newell, Ryan A. Riel and Paul Saltzman) are deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s shareholders in connection with the matters to be considered at the Annual Meeting. Information about the compensation of our named executive officers and our non-employee directors is set forth in the sections titled “Executive Compensation Tables” and “Director Compensation” in the Definitive Proxy Statement, commencing on pages 50 and 27, respectively, and is available here. Information regarding the participants’ holdings of the Company’s securities can be found in the section titled “Voting Securities and Principal Shareholders” in the Definitive Proxy Statement commencing on page 10, and is available here.